Contract assets	12 Months Ended
Dec. 31, 2024
Contract assets [Abstract]
Contract assets

8. Contract assets

	As of December 31,
	2023	2024
	RMB’000	RMB’000
Arising from performance under construction contracts	88,637	2,194
Loss allowance	(10,953)	(2,194)
	77,684	—

The Group considers historical default rates taking into consideration forward-looking information to assess ECL for contract assets. As of December 31, 2023, with RMB85.9 million of the contract assets expected to be recovered within one year, the Group applied an expected loss rate of 9.6% and made a loss allowance of RMB8.2 million.

Besides from the above ECL allowance, as of December 31, 2023 and 2024, loss allowance was fully made for specific contract assets with gross amount of RMB2.7 million and RMB2.2 million, respectively, which were considered to be in default due to conditions indicating that the Group was unlikely to receive the outstanding contractual amounts.